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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-69414 of Mercury Air Group, Inc. on Form S-8 of our report dated October 11, 2002, appearing in this Annual Report on Form 10-K of Mercury Air Group, Inc. for the year ended June 30, 2002.




DELOITTE & TOUCHE LLP


Los Angeles, California
October 14, 2002